Exhibit 10.12

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”) by and between Quintiles Transnational Corp., a North Carolina corporation (“Assignor”), and Quintiles Transnational Holdings Inc., a North Carolina corporation (“Assignee”), made and dated as of December 10, 2009.

WHEREAS, Assignor and Assignee entered into an Agreement and Plan of Share Exchange, dated as of December 3, 2009 (the “Agreement and Plan of Share Exchange”), pursuant to which each outstanding share of Assignor common stock will be exchanged for one share of common stock of Assignee (the “Share Exchange”), and Assignee will become a holding company with Assignor as its wholly-owned subsidiary;

WHEREAS, in connection with the Share Exchange, Assignee will assume the Assignor’s rights and obligations under the terms of certain outstanding agreements between Assignor and its shareholders that govern the rights and obligations of such parties with respect to the shares of Assignor’s common stock subject to the Share Exchange (the “Stock Agreements”). Thus, any rights (and obligations) the Assignor’s shareholders have under the Stock Agreements will continue after the effective time of the Share Exchange and will apply to the Assignee shares;

WHEREAS, in connection with the Share Exchange, Assignee will assume the Assignor’s rights and obligations under the terms of certain outstanding agreements between Assignor and certain of its directors that govern the rights and obligations of such parties (the “Independent Director Indemnification Agreements”). As a result, Asignee will perform under each of the Independent Director Indemnification Agreements in the same manner and to the same extent the Assignor would be required to perform if no Share Exchange had taken place;

WHEREAS, in connection with the Share Exchange, Assignor and Assignee have determined that it is in the best interests of the parties that Assignor assign and Assignee acquire all of Assignor’s right, title, and interest in and to each of the Stock Agreements set forth on Schedule A attached hereto (the “Assigned Stock Agreements”); and

WHEREAS, in connection with the Share Exchange, Assignee is required by the terms of the Independent Director Indemnification Agreements to assume each of the Independent Director Indemnification Agreements, and Asignor and Assignee have determined that it is in the best interest of the parties that Assignor assign and that Assignee acquire all of Assignor’s right, title, and interest in and to each of the Independent Director Indemnification Agreements set forth on Schedule B attached hereto (the “Assigned Independent Director Indemnification Agreements” and collectively with the Assigned Stock Agreements, the “Assigned Agreements”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, convey, assign, transfer and deliver unto Assignee (collectively, the “Assignment”) all of Assignor’s right, title, and interest in and to, and all of Assignor’s obligations and liabilities in connection with, each of the Assigned Agreements, to be held and enjoyed by Assignee for its own use and benefit and for the use and benefit of its successors and assigns.

Assignee hereby accepts the Assignment and assumes and agrees to be responsible for and to observe and perform all of the obligations, terms, provisions, agreements and covenants, and to pay and discharge all of the liabilities and obligations of Assignor to be observed, performed, paid, or discharged in connection with the Assigned Agreements.

This Assignment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. The exchange of copies of this Assignment Agreement and of executed signature pages by facsimile transmission or by email transmission in portable document format (.pdf), or similar format, shall constitute effective execution and delivery of this Assignment Agreement. Signatures of the parties transmitted by facsimile, or by email in portable document or similar format, shall be deemed to be their original signatures for all purposes. This Assignment Agreement may not be amended or modified (other than to change Schedule A to to capture the appropriate agreements with Assignor’s shareholders in effect immediately prior to the Share Exchange) without the prior written agreement of both parties hereto. Notwithstanding anything contained herein to the contrary, this Assignment Agreement shall become effective at the effective time of the Share Exchange (as contemplated by the Agreement and Plan of Share Exchange). In the event the Share Exchange is abandoned or the Agreement and Plan of Share Exchange terminated, this Assignment Agreement shall immediately be terminated without out future action by the parties hereto and the Assignment contemplated hereby shall be null and void.

[signature page follows]

[Signature page to Assignment and Assumption Agreement]

IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment Agreement to be duly executed as of the date first above written.

QUINTILES TRANSNATIONAL CORP.

By:	/s/ John Goodacre
Name:	John Goodacre
Title:	Corporate Secretary

QUINTILES TRANSNATIONAL HOLDINGS INC.

By:	/s/ Beverly L. Rubin
Name:	Beverly L. Rubin
Title:	Secretary

Schedule A

Assigned Stock Agreements

The table set forth below identifies the Assigned Stock Agreements (identified by shareholder of Assignor (or “Quintiles”) and outstanding stock certificate number). Many agreements, such as the Shareholders Agreement dated 1/22/08 and the Amended and Restated Registration Rights Agreement dated 1/22/08, have more than one shareholder party. In addition, various shareholders hold shares under multiple stock certificates that are subject to the same agreement. Thus, the table below includes multiple references to the same agreement.

In addition to the agreements specifically identified below, the Assigned Stock Agreements include:

•

certain joinder letters or other transfer agreements executed by certain shareholders in connection with their initial acquisition of the shares through “permitted” transfer(s) from existing shareholder(s);

•

acceptance letters or subscription agreements entered into by shareholders who acquired restricted shares under Quintiles’ stock incentive plans (whether by direct issuance or exercise of stock options);

•	promissory notes or other documents governing any outstanding loans made by Quintiles (or its predecessor(s)) to certain employees in connection with the purchase of shares by such employees.

This table does not specifically reference the assumption by Assignor of Quintiles’ outstanding stock incentive plans which is addressed under separate board or committee action.

This table is based on the books and records of Assignor as of December 3, 2009 and may be amended or modified to capture the appropriate agreements with Assignor’s shareholders in effect immediately prior to the Share Exchange without further action by the Assignor or Assignee.

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
3i U.S. Growth Partners L.P.	361	3,018,835.2259

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Transfer Restriction Letter dated 12/20/07 (Affiliate as party)

Subscription Agreement dated 12/20/07

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
3i U.S. Growth Partners L.P.	364	5,144,430.0799

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Transfer Restriction Letter dated 12/20/07 (Affiliate as party)

Stock Purchase Agreement dated 12/20/07

3i US Growth Healthcare Fund 2008 L.P.	360	3,451,715.7741

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08

Transfer Restriction Letter dated 12/20/07

Subscription Agreement dated 12/20/07

3i US Growth Healthcare Fund 2008 L.P.	363	5,882,106.5498

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08

Transfer Restriction Letter dated 12/20/07

Subscription Agreement dated 12/20/07

Aisling Capital II, L.P.	356	1,836,734.6939	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Management Rights Letter dated 1/22/08

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
			Stock Purchase Agreement dated 12/20/07
Bain Capital Integral Investors 2008, L.P.	346	26,412,990.0500	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Stock Purchase Agreement dated 12/20/07
BCIP Associates – G	348	3,702.2400	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Stock Purchase Agreement dated 12/20/07
BCIP TCV, LLC	347	64,967.7100	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Stock Purchase Agreement dated 12/20/07
Brown, Ernest Gerald	84	44,790.8301	Letter Agreement dated 03/01/04
Casey, Paul	62	13,023.0049	Rollover Agreement dated 9/19/03
Corken, Gillian	399	290,856.7473	Rollover Agreement dated 09/22/03
DeCherney, G. Stephen	537	80,000.0000	Agreement & General Release dated 3/2008
Douglass Family Limited Partnership	376	161,888.6751	Rollover Agreement dated 9/16/03
Douglass, Chester W.	519	232,778.0705	Rollover Agreement dated 9/16/03
Douglass, Jenny and Andrew Henry Basnight, jointly	227	18,600.0000	Rollover Agreement dated 9/16/03
Douglass, Joy A.	79	5,947.4979	Rollover Agreement dated 9/16/03
Douglass, Joy A.	506	40,000.0000	Rollover Agreement dated 9/16/03

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
Douglass, Joy A.	518	54,000.0000	Rollover Agreement dated 9/16/03
Douglass, R. Anthony	378	16,000.0000	Rollover Agreement dated 9/16/03
GF Investment Associates LP	16	2,930,485.0000	Shareholders Agreement dated 1/22/08 Rollover Agreement dated 8/28/09 Amended and Restated Registration Rights Agreement dated 1/22/08
GFEF Limited Partnership	14	42,227.2354	Shareholders Agreement dated 1/22/08 Rollover Agreement dated 8/28/03 Amended and Restated Registration Rights Agreement dated 1/22/08
Gillings Family Foundation, The	12	163,556.1936	Shareholders Agreement dated 1/22/08 Rollover Agreement dated 8/28/03 Amended and Restated Registration Rights Agreement dated 1/22/08
Gillings Family Limited Partnership	13	713,699.7539	Shareholders Agreement dated 1/22/08 Rollover Agreement dated 8/28/03 Amended and Restated Registration Rights Agreement dated 1/22/08
Gillings, Dennis B., CBE	329	21,076.0000	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Restricted Stock Purchase Agreement dated 9/25/03
Gillings, Dennis B., CBE	333	994,861.9910	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
Gillings, Dennis B., CBE	343	80,000.0000	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Restricted Stock Purchase Agreement dated 9/25/03
Gillings, Dennis B., CBE	345	1,436,806.6461	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Stock Purchase Agreement dated 12/20/07
Gillings, Dennis B., Ph.D.	3	13,082,084.8318	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03
Gillings, Dennis B., Ph.D.	4	5,720,665.2743	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Restricted Stock Purchase Agreement dated 9/25/03
Gillings, Dennis B., Ph.D.	5	5,138.0090	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03
Gillings, Dennis B., Ph.D.	177	480,352.6456	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
Gillings, Joan H.	9	767,459.1879	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03
Gillings, Joan H.	178	3,568.4988	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03
Greeff, Oppel, Family Trust, The	233	362,709.4510	Rollover Agreement dated 9/25/03
Gross, Susan Gillings	528	39,678.7326	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Rollover Agreement dated 8/28/03
Huemmer, John Matthew & Melissa K. Huemmer JTWROS	368	38,570.4814	Rollover Agreement dated 9/16/03
Huemmer, Melissa K.	340	12,427.1619	Rollover Agreement dated 9/16/03
Huemmer, Melissa K.	369	11,593.8478	Rollover Agreement dated 9/16/03
Huemmer, Melissa K., CUST Jacob N. Huemmer UNIF TRAN MIN ACT NC	69	11,568.4988	Rollover Agreement dated 9/16/03
Huemmer, Melissa K., CUST Joshua D. Huemmer UNIF TRAN MIN ACT NC	68	12,757.9984	Rollover Agreement dated 9/16/03
Huemmer, Melissa K., CUST Justin Grove Huemmer UNIF TRAN MIN ACT NC	70	10,280.5136	Rollover Agreement dated 9/16/03
Koch, Carolyn J. Koch	532	43,322.0000	Rollover Agreement dated 9/16/03
Koch, Gary Grove	531	18,322.0000	Rollover Agreement dated 9/16/03
Koch, Gary Grove, TTEE U/A DTD 11/24/99 Gary Grove Koch Trust	372	54,000.0000	Rollover Agreement dated 9/16/03

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
Koch, Jason G.	342	12,427.1618	Rollover Agreement dated 9/16/03
Koch, Jason G.	533	53,554.8454	Rollover Agreement dated 9/16/03
Koch, Jason G., as custodian for Griffin Grove Koch under Nevada’s Uniform Act on Transfers to Minors	336	1,467.0000	Rollover Agreement dated 9/16/03
Koch, Jason G., as custodian for Griffin Grove Koch under Nevada’s Uniform Act on Transfers to Minors	501	1,956.0000	Rollover Agreement dated 9/16/03
Koch, Jason G., as custodian for Griffin Grove Koch under Nevada’s Uniform Act on Transfers to Minors	530	1,678.0000	Rollover Agreement dated 9/16/03
Koch, Jason G., as custodian for Hadley Quinn Koch under Nevada’s Uniform Act on Transfers to Minors	523	1,956.0000	Rollover Agreement dated 9/16/03
Koch, Jason G., as custodian for Hadley Quinn Koch under Nevada’s Uniform Act on Transfers to Minors	529	1,678.0000	Rollover Agreement dated 9/16/03
Koch, Jennifer	341	12,427.1619	Rollover Agreement dated 9/16/03
Koch, Jennifer	373	69,959.8453	Rollover Agreement dated 9/16/03
Koch, Nicole	534	3,044.0000	Rollover Agreement dated 9/16/03
Koch, Tad H.	73	6,542.2477	Rollover Agreement dated 9/16/03
Perseus-Soros BioPharmaceutical Fund, LP	357	413,202.3064	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Subscription Agreement dated 9/17/03
Roberts, Cynthia M.	344	200,012.0000	Shareholders Agreement dated 1/22/08 transferred under Restricted Stock Purchase Agreement dated 9/25/03
Russell, John S.	511	45,000.0000	Agreement & General Release dated 12/31/07

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
Russell, Sallie Shuping	512	45,000.0000	Agreement & General Release dated 12/31/07
Selisker, Rachel	238	42,376.2346	Rollover Agreement dated 9/22/03
Smith Barney IRA FBO Gary G. Koch	375	140,000.0000	Rollover Agreement dated 9/16/03
Stephenson, Dimitrie Hugo	480	70,310.5816	Rollover Agreement dated 09/22/03
Temasek Life Sciences Private Limited	362	11,271,069.0249	Shareholders Agreement dated 1/22/08 Amended and Restated Registration Rights Agreement dated 1/22/08 Equity Commitment Letter dated 08/28/03 (Affiliate as party) Subscription Agreement dated 8/28/03
TPG Quintiles Holdco II LLC	367	400,000.0000

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Transfer Restriction Letter dated 1/22/08 (Affiliate as party)

Assignment Agreement dated 1/22/08 from Affiliate party to Subscription Agreement dated 12/20/07

TPG Quintiles Holdco II LLC	513	16,901,294.8415

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Transfer Restriction Letter dated 1/22/08 (Affiliate as party)

Assignment Agreement dated 1/22/08 from Affiliate that is party to Stock

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
			Purchase Agreement dated 12/20/07
TPG Quintiles Holdco III LLC	366	816,326.5306

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Transfer Restriction Letter dated 1/22/08 (Affiliate as party)

Assignment Agreement dated 1/22/08 from Affiliate that is party to Stock Purchase Agreement dated 12/20/07

TPG Quintiles Holdco IV LLC	514	100,000.0000

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Transfer Restriction Letter dated 1/22/08 (Affiliate as party)

Assignment Agreement dated 1/22/08 from Affiliate party to Subscription Agreement dated 12/20/07

	Outstanding Shares
Shareholder Name	Cert. No.	Number of Shares	Assigned Agreements
TPG Quintiles Holdco LLC	358	8,264,038.6279

Shareholders Agreement dated 1/22/08

Amended and Restated Registration Rights Agreement dated 1/22/08

Management Rights Letter dated 1/22/08 (Affiliate as party)

Equity Commitment Letter dated 8/28/03 (Affiliate as party)

Subscription Agreement dated 8/28/03

Wilson, Michael	234	63,686.0016	Rollover Agreement dated 9/19/03
Wilson, Michael	491	26,525.8409	Subscription Agreement dated 09/18/03

Schedule B

Assigned Independent Director Indemnification Agreements

1.	Independent Director Indemnification Agreement by and between Quintiles Transnational Corp. and Jack M. Greenberg

2.	Independent Director Indemnification Agreement by and between Quintiles Transnational Corp. and Leonard Schaeffer